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                        HARTFORD LIFE INSURANCE COMPANY

                               POWER OF ATTORNEY

                                  ------------

                                David A. Carlson
                                Michael L. Kalen
                                Glenn D. Lammey
                                Thomas M. Marra
                             Ernest M. McNeill, Jr.
                                John C. Walters
                              Lizabeth H. Zlatkus
                             David M. Znamierowski

do hereby jointly and severally authorize Richard J. Wirth, Suzanne Hurel, Christopher M. Grinnell, Shane E. Daly, Jerry K. Scheinfeldt and/or Lisa Proch, individually, to sign as their agent on this registration statement and any and all pre-effective amendments and post-effective amendments filed on Form N-4 with respect to Hartford Life Insurance Company and do hereby jointly and severally ratify such signatures heretofore made by such persons.

IN WITNESS WHEREOF, the undersigned have executed this Power of Attorney for the purpose herein set forth.

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
By:    /s/ David A. Carlson                                  Dated as of August 11, 2006
       ----------------------------------------------------
       David A. Carlson
By:    /s/ Michael L. Kalen                                  Dated as of August 11, 2006
       ----------------------------------------------------
       Michael L. Kalen
By:    /s/ Glenn D. Lammey                                   Dated as of August 11, 2006
       ----------------------------------------------------
       Glenn D. Lammey
By:    /s/ Thomas M. Marra                                   Dated as of August 11, 2006
       ----------------------------------------------------
       Thomas M. Marra
By:    /s/ Ernest M. McNeill, Jr.                            Dated as of August 11, 2006
       ----------------------------------------------------
       Ernest M. McNeill, Jr.
By:    /s/ John C. Walters                                   Dated as of August 11, 2006
       ----------------------------------------------------
       John C. Walters
By:    /s/ Lizabeth H. Zlatkus                               Dated as of August 11, 2006
       ----------------------------------------------------
       Lizabeth H. Zlatkus
By:    /s/ David M. Znamierowski                             Dated as of August 11, 2006
       ----------------------------------------------------
       David M. Znamierowski
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